Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                         Due Period    6/30/2003
                                                 Determination Date    7/22/2003
                                                  Distribution Date    7/25/2003

I     Available in Certificate Account

      Principal collected on Mortgage Loans                                                                          20,333,765.33
      All Liquidation Proceeds with respect to Principal                                                                142,575.67
      Recoveries on previously Liquidated Mortgages with respect to Principal                                                81.50
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                       0.00
      Substitution Adjustment with respect to Principal                                                                       0.00
                                                                                                                     --------------

                              Principal Distribution Amount                                                          20,476,422.50

      Interest collected on Mortgage Loans                                                                            4,343,704.46
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                              1,577.61
      Substitution Adjustment with respect to Interest                                                                        0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                   960,233.52
      Reimbursement of previous months Servicer Advances                                                               (663,055.56)
      Compensating Interest                                                                                              11,795.44
      Investment Earnings on Certificate Account                                                                              0.00
                                                                                                                     --------------

                              Interest Remittance Amount                                                              4,654,255.47

      Amount not Required to be deposited                                                                                     0.00

                              Total available in the Certificate Account                                             25,130,677.97

II    Distributions                                                              Per $ 1,000                             Amount
                                                                                ------------                         -------------

1.    Aggregate Class AF -1A Distribution                                        0.00000000                                   0.00

2.    Aggregate Class AF-1B Distribution                                         0.00000000                                   0.00

3.    Aggregate Class A-2 Distribution                                          166.97947453                         11,309,519.81

4.    Aggregate Class A-3 Distribution                                           4.32500000                             296,651.75

5.    Aggregate Class A-4 Distribution                                           4.97500000                             249,695.25

6.    Aggregate Class A-5 Distribution                                           5.59166677                             174,515.92

7.    Aggregate Class A-6 Distribution                                           5.16666674                             244,176.67

8.    Aggregate Class A-7 Distribution                                          25.97324093                           5,843,979.21

9.    Aggregate Class MF-1 Distribution                                          5.47500000                             195,293.25

10    Aggregate Class MF-2 Distribution                                          5.88333333                             198,209.50

11.   Aggregate Class BF Distribution                                            6.21666654                             160,141.33

12.   Aggregate Class AV Distribution                                           25.42396384                           4,373,684.50

13.   Aggregate Class MV-1 Distribution                                          1.44583370                              19,475.38

14.   Aggregate Class MV-2 Distribution                                          1.90416636                              20,717.33

15.   Aggregate Class BV Distribution                                            2.44583379                              26,635.13

16.   Aggregate Class X-IO Distribution                                          0.00000000                           1,572,860.12

17.   Aggregate Class R Distribution                                                                                          0.00

18.   Aggregate Master Servicer Distribution                                                                            445,122.82

                                                                                                                     -------------

                                                     Total Distributions =                                           25,130,677.97

III   Certificate Class Balances                                                           Factor %                     Amount
                                                                                        -------------               --------------

      Opening  Senior  Class A  Certificate  Balances  as  reported  in prior
      Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class AF-1A                                                  0.00000000%                         0.00
                        (b)  Class AF-1B                                                  0.00000000%                         0.00
                        (c)  Class A-2                                                   76.52868174%                51,832,876.14
                        (d)  Class A-3                                                  100.00000000%                68,590,000.00
                        (e)  Class A-4                                                  100.00000000%                50,190,000.00
                        (f)  Class A-5                                                  100.00000000%                31,210,000.00
                        (g)  Class A-6                                                  100.00000000%                47,260,000.00
                        (h)  Class A-7                                                   52.71012878%               118,597,789.76
                                                                                                                    --------------
                                                                                                                    367,680,665.90

      Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:

                        (a)  Class MF-1                                                 100.00000000%                35,670,000.00
                        (b)  Class MF-2                                                 100.00000000%                33,690,000.00
                        (c)  Class BF                                                   100.00000000%                25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Opening  Senior  Class AV  Certificate  Balances  as  reported in prior
      Monthly Master Servicer Report for Group II Certificates:

                        (a)  Class AV                                                    46.65489683%                80,260,419.01

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:

                        (b)  Class MV-1                                                 100.00000000%                13,470,000.00
                        (c)  Class MV-2                                                 100.00000000%                10,880,000.00
                        (d)  Class BV                                                   100.00000000%                10,890,000.00
                                                                                                                    --------------
                                                                                                                    115,500,419.01

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                   No.                       Amount
                                                                                             -------                 -------------
                        (a)  Stated principal collected                                                               1,001,390.86
                        (b)  Principal Prepayments                                              221                  19,332,374.47
                        (c)  Liquidation Proceeds                                                                       142,657.17
                        (d)  Repurchased Mortgage Loans                                           0                           0.00
                        (e)  Substitution Adjustment related to Principal                                                     0.00
                        (f)  Recoveries on previously Liquidated Mortgages with
                               respect to Principal                                                                           0.00
                                                                                                                     -------------

                                                         Total Basic Principal                                       20,476,422.50

1(b). Subordination Increase Amount                                                                                     210,298.60
                                                                                                                     -------------
                                            Total Principal Distribution                                             20,686,721.10

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                                                        Per $ 1,000
                                                                                        ------------
                        1.  Class AF-1A                                                  0.00000000                             0.00
                        2.  Class AF-1B                                                  0.00000000                             0.00
                        3.  Class A-2                                                   164.06500723                   11,112,122.94
                        4.  Class A-3                                                    0.00000000                             0.00
                        5.  Class A-4                                                    0.00000000                             0.00
                        6.  Class A-5                                                    0.00000000                             0.00
                        7.  Class A-6
                              (a) Class A-6 Lockout Percentage 0.00%
                              (b)  Class A-6 Lockout Distribution Amount                 0.00000000                             0.00
       7                8.  Class A-7                                                   23.50904240                     5,289,534.54

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:

                        1.  Class MF-1                                                   0.00000000                             0.00
                        2.  Class MF-2                                                   0.00000000                             0.00
                        3.  Class BF                                                     0.00000000                             0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:

                        1.  Class AV                                                    24.90881602                     4,285,063.62

2(d). Class AV Principal Distribution Amount Group II Certificates:

                        1.  Class MV-1                                                   0.00000000                             0.00
                        2.  Class MV-2                                                   0.00000000                             0.00
                        3.  Class BV                                                     0.00000000                             0.00

2(e) Class M Applied Realized Loss for Group I Certificates:

                        1.  Class MF-1                                                   0.00000000                             0.00
                        2.  Class MF-2                                                   0.00000000                             0.00
                        3.  Class BF                                                     0.00000000                             0.00

2(f) Class B Applied Realized Loss for Group II Certificates:

                        1.  Class MV-1                                                   0.00000000                             0.00
                        2.  Class MV-2                                                   0.00000000                             0.00
                        3.  Class BV                                                     0.00000000                             0.00

                                                                                         Factor %                       Amount
                                                                                       -------------                --------------
      Ending  Senior Class A  Certificate  Balances  after  distributions  of
      principal  in  this  Monthly  Master   Servicer   Report  for  Group  I
      Certificates:

                        (a)  Class AF-1A                                                  0.00000000%                         0.00
                        (b)  Class AF-1B                                                  0.00000000%                         0.00
                        (c)  Class A-2                                                   60.12218101%                40,720,753.20
                        (d)  Class A-3                                                  100.00000000%                68,590,000.00
                        (e)  Class A-4                                                  100.00000000%                50,190,000.00
                        (f)  Class A-5                                                  100.00000000%                31,210,000.00
                        (g)  Class A-6                                                  100.00000000%                47,260,000.00
                        (h)  Class A-7                                                   50.35922454%               113,308,255.22
                                                                                                                    --------------
                                                                                                                    351,279,008.42

      Ending   Subordinated   Class  MF  &  BF  Certificate   Balances  after
      distributions of principal in this Monthly Master Servicer Report Group
      I Certificates:

                        (a)  Class MF-1                                                 100.00000000%                35,670,000.00
                        (b)  Class MF-2                                                 100.00000000%                33,690,000.00
                        (c)  Class BF                                                   100.00000000%                25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Ending Senior Class AV  Certificate  Balances  after  distributions  of
      principal  in  this  Monthly  Master   Servicer  Report  for  Group  II
      Certificates:

                        (a)  Class AV                                                    44.16401522%                75,975,355.39

      Ending   Subordinated   Class  MV  &  BV  Certificate   Balances  after
      distributions  of principal in this Monthly Master  Servicer Report for
      Group II Certificates:

                        (b)  Class MV-1                                                 100.00000000%                13,470,000.00
                        (c)  Class MV-2                                                 100.00000000%                10,880,000.00
                        (d)  Class BV                                                   100.00000000%                10,890,000.00
                                                                                                                    --------------
                                                                                                                    111,215,355.39

V     Interest Distribution Amount

      Fixed Rate Certificates

            (b)  Fixed Rate Certificates applicable Pass-Through Rate
                              1. Class AF-1A                                                 1.17500%
                              2. Class AF-1B                                                 3.48300%
                              3. Class A-2                                                   4.57000%
                              4. Class A-3                                                   5.19000%
                              5. Class A-4                                                   5.97000%
                              6. Class A-5                                                   6.71000%
                              7. Class A-6                                                   6.20000%
                              8. Class A-7                                                   5.61000%
                              9. Class MF-1                                                  6.57000%
                             10. Class MF-2                                                  7.06000%
                             11. Class BF                                                    7.46000%

      Variable Rate Certificates

            (b) LIBOR Rate 1.03500%

                             1. Class AV 1.                                                  1.32500%
                             2. Class MV-1                                                   1.73500%
                             3. Class MV-2                                                   2.28500%
                             4. Class BV                                                     2.93500%

      INTEREST REMITTANCE AMOUNT

        1.  Interest collected on Mortgage Loans                                        4,343,704.46
        2.  Interest advanced on Mortgage Loans                                           297,177.96
        3.  Compensating Interest on Mortgage Loans                                        11,795.44
        4.  Substitution Adjustment interest                                                    0.00
        5.  Purchase Price interest on repurchased accounts                                     0.00
        6.  Liquidation Proceeds interest portion                                               0.00
        7.  Recoveries on previously Liquidated Mortgages with respect to Interest          1,577.61
                    TOTAL INTEREST REMITTANCE AMOUNT                                                                  4,654,255.47

      Current Interest Requirement

                             1. Class AF-1A  @ applicable Pass-Through Rate                                                   0.00
                             2. Class AF-1B @ applicable Pass-Through Rate                                                    0.00
                             3. Class A-2 @ applicable Pass-Through Rate                                                197,396.87
                             4. Class A-3 @ applicable Pass-Through Rate                                                296,651.75
                             5. Class A-4 @ applicable Pass-Through Rate                                                249,695.25
                             6. Class A-5 @ applicable Pass-Through Rate                                                174,515.92
                             7. Class A-6 @ applicable Pass-Through Rate                                                244,176.67
                             8. Class A-7 @ applicable Pass-Through Rate                                                554,444.67
                             9. Class MF-1 @ applicable Pass-Through Rate                                               195,293.25
                            10. Class MF-2 @ applicable Pass-Through Rate                                               198,209.50
                            11. Class BF @ applicable Pass-Through Rate                                                 160,141.33
                            12. Class AV @ applicable Pass-Through Rate                                                  88,620.88
                            13. Class MV-1 @ applicable Pass-Through Rate                                                19,475.38
                            14. Class MV-2 @ applicable Pass-Through Rate                                                20,717.33
                            15. Class BV  @ applicable Pass-Through Rate                                                 26,635.13

      Interest Carry Forward Amount
                             1. Class AF-1A                                                     0.00
                             2. Class AF-1B                                                     0.00
                             3. Class A-2                                                       0.00
                             4. Class A-3                                                       0.00
                             5. Class A-4                                                       0.00
                             6. Class A-5                                                       0.00
                             7. Class A-6                                                       0.00
                             8. Class A-7                                                       0.00
                             9. Class MF-1                                                      0.00
                            10. Class MF-2                                                      0.00
                            11. Class BF                                                        0.00
                            12. Class AV                                                        0.00
                            13. Class MV-1                                                      0.00
                            14. Class MV-2                                                      0.00
                            15. Class BV                                                        0.00
                            16. Class X-IO                                                      0.00

      Certificates Interest Distribution Amount

                                                                                         Per $ 1,000
                                                                                        -------------
                             1. Class AF-1A                                               0.00000000                          0.00
                             2. Class AF-1B                                               0.00000000                          0.00
                             3. Class A-2                                                 2.91446730                    197,396.87
                             4. Class A-3                                                 4.32500000                    296,651.75
                             5. Class A-4                                                 4.97500000                    249,695.25
                             6. Class A-5                                                 5.59166677                    174,515.92
                             7. Class A-6                                                 5.16666674                    244,176.67
                             8. Class A-7                                                 2.46419853                    554,444.67
                             9. Class MF-1                                                5.47500000                    195,293.25
                            10. Class MF-2                                                5.88333333                    198,209.50
                            11. Class BF                                                  6.21666654                    160,141.33
                            12. Class AV                                                  0.51514782                     88,620.88
                            13. Class MV-1                                                1.44583370                     19,475.38
                            14. Class MV-2                                                1.90416636                     20,717.33
                            15. Class BV                                                  2.44583379                     26,635.13
                                                                                                                      ------------
                                                                                                                      2,425,973.93

VI    Credit Enhancement Information

                                                                                             Group I      Group II           Total
            (a)  Senior Enhancement Percentage                                                 23.53%        35.98%          59.51%

            (b)  Overcollateralization Amount:

                        1. Opening Overcollateralization Amount                        12,683,784.02  7,461,499.72   20,145,283.74
                        2. Ending Overcollateralization Amount                         12,683,784.02  7,461,499.72   20,145,283.74
                        3. Targeted Overcollateralization Amount                       12,683,784.02  7,461,499.72   20,145,283.74
                        4. Subordination Deficiency                                             0.00          0.00            0.00
                        5. Overcollateralization Release Amount                                 0.00          0.00            0.00

VII   Trigger Information

         1. (a) 60+ Delinquency  Percentage                                                     9.63%        14.72%
            (b) Delinquency Event in effect
                  (Group I > 50% or Group II > 40% of Sr. Enhacement)                             NO           YES

         2. (a) Cumulative  Loss  Percentage                                                    0.34%         0.15%
            (b) Applicable Loss Percentage for current Distribution                             2.25%         3.25%
            (c) Cumulative  Loss Trigger  Event in effect                                         NO            NO

VIII  Pool Information                                                                          No.                     Amount
                                                                                               -----                --------------
            (a) Closing Mortgage Loan Principal Balance:
                    1.  Fixed Rate                                                             6,661                459,082,792.44
                    2.  Adjustable Rate                                                        1,313                118,676,855.11

                            Total Closing Mortgage Loan Principal Balance:                     7,974                577,759,647.55

            (b)  Balloon Mortgage Loans
                    1.  Fixed Rate                                                               370                 25,749,976.43
                    2.  Adjustable Rate                                                            0                          0.00

                            Total Balloon Mortgage Loans:                                        370                 25,749,976.43

            (c) Weighted Average Mortgage Rate:
                    1.  Fixed  Rate                                                                                          9.814%
                    2.  Adjustable  Rate                                                                                     8.980%

                            Total  Weighted Average Mortgage Rate                                                            9.643%

            (d) Weighted Average Net Mortgage Rate:
                    1.  Fixed  Rate                                                                                          9.306%
                    2.  Adjustable  Rate                                                                                     8.543%

            (e) Weighted Average Remaining Maturity:
                    1.  Fixed  Rate                                                                                         270.74
                    2.  Adjustable  Rate                                                                                    326.85

            (f) Weighted Average Original Maturity:

                    1.  Fixed  Rate                                                                                         313.00
                    2.  Adjustable  Rate                                                                                    359.00

IX    Delinquency Information                                                                    No.         %          Amount
                                                                                                ----------------------------------
      A. Fixed Rate Mortgage Loans:
            (a) Delinquent Contracts:
                    1. 31 - 59 Day Accounts                                                      373       5.63%     25,847,785.67
                    2. 60 - 89 Day Accounts                                                      125       1.87%      8,580,627.70
                    3. 90+  Day Accounts                                                         379       5.90%     27,093,383.58

            (b) Mortgage Loans - In Foreclosure                                                  295       4.79%     22,007,180.42
            (c) REO Property Accounts                                                            131       2.05%      9,427,378.64

      B. Adjustable Rate Mortgage Loans:
            (a) Delinquent Contracts:
                    1. 31 - 59 Day Accounts                                                      100       7.02%      8,332,459.53
                    2. 60 - 89 Day Accounts                                                       43       3.42%      4,064,137.72
                    3. 90+  Day Accounts                                                         118       9.44%     11,205,133.93

            (b) Mortgage Loans - In Foreclosure                                                   82       6.68%      7,922,098.61
            (c) REO Property Accounts                                                             36       2.54%      3,010,616.22

      C. Total  For  All   Mortgage   Loans
            (a) Delinquent Contracts:
                    1. 31 - 59 Day Accounts                                                      473       5.92%     34,180,245.20
                    2. 60 - 89 Day Accounts                                                      168       2.19%     12,644,765.42
                    3. 90+  Day Accounts                                                         497       6.63%     38,298,517.51

            (b) Mortgage Loans - In Foreclosure                                                  377       5.18%     29,929,279.03
            (c) REO Property Accounts                                                            167       2.15%     12,437,994.86

X     Realized Losses                                                                            No.                     Amount
                                                                                                ----                  ------------
         1. (a) Gross Realized Losses during the period                                            6                    352,955.77

            (b) Realized Losses during the period
                    1. Group I                                                                                          208,857.80
                    2. Group II                                                                                           1,440.80

                                                                                                                      ------------

                             Total                                                                                      210,298.60

            (c) Cumulative Gross Realized Losses                                                  59                  5,678,355.54

            (d) Cumulative Realized Losses
                    1. Group  I                                                                                       2,656,181.60
                    2. Group  II                                                                                        314,266.24

                             Total                                                                                    2,970,447.84

            (e) Cumulative Applied Realized Losses

                          i. Class  B-4                                                                                       0.00
                         ii. Class  B-3                                                                                       0.00
                        iii. Class  B-2                                                                                       0.00
                         iv. Class  B-1                                                                                       0.00
                          v. Class M-2                                                                                        0.00
                         vi. Class M-1                                                                                        0.00

XI    Miscellaneous Information

         1. (a) Monthly Master Servicer Fee

                          i. Monthly Servicing Fee                                                                      249,352.65
                         ii. Mortgage Fees                                                                              185,748.02
                        iii. Mortgage Insurance Premium Reimbursement                                                    10,022.15
                         iv. Certificate Account Investment Earnings                                                          0.00

            (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                      0.00

            (c) Total Master Servicing Fees paid with this distribution                                                 445,122.82

            (d) Amount of unpaid Master Servicing Fees as of this distribution                                                0.00


         2. (a) Opening Master Servicer Advance Balance                                                              11,903,701.73

            (b) Current Advance (exclusive of Compensating Interest)                                                    960,233.52

            (c) Reimbursement of prior Master Servicer Advances                                                        (663,055.56)
                                                                                                                     -------------

            (d) Ending Master Servicer Advance Balance                                                               12,200,879.69


         3. Current period Compensating Interest                                                                         11,795.44

         4. (a) Stepdown Date in effect?                                                                 NO